UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4787 Levy Street

Montreal, Quebec

Canada H4R 2P9

(Address of principal executive offices with zip code)

(514) 744-6792

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 11, 2012, pursuant to the Agreement and Plan of Merger, dated September 2, 2012 (the “Merger Agreement”), among Valeant Pharmaceuticals International, Inc., a corporation organized under the laws of Canada (“Valeant”), Valeant Pharmaceuticals International, a Delaware corporation and wholly owned subsidiary of Valeant (“VPI”), Merlin Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of VPI (“Merger Sub”), and Medicis Pharmaceutical Corporation, a Delaware corporation (“Medicis”), Merger Sub merged with and into Medicis, with Medicis continuing as the surviving entity and wholly owned subsidiary of VPI (the “Merger”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, at the effective time of the Merger (the “Effective Time”), each share of Medicis Class A common stock, par value $0.014 per share, issued and outstanding immediately prior to the Effective Time was converted into the right to receive $44.00 in cash (the “Per Share Merger Consideration”), without interest.

Each Medicis stock option, stock appreciation right and restricted share, whether vested or unvested, that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Per Share Merger Consideration and, in the case of stock options and stock appreciation rights, the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option or stock appreciation right, as applicable.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Medicis are incorporated herein by reference:

•	The audited consolidated financial statements of Medicis required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K.

•	The unaudited condensed consolidated financial statements of Medicis required by Item 9.01(a) of Form 8-K and accompanying notes are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

•	Valeant intends to amend this Current Report on Form 8-K to include the pro forma financial information required under Item 9.01(b) within 71 calendar days from the filing of this Form 8-K.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of September 2, 2012, among Medicis Pharmaceutical Corporation, Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International and Merlin Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No. 001-14956) filed on September 4, 2012).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Historical Consolidated Financial Statements and Related Notes of Medicis Pharmaceutical Corporation (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2011 filed by Medicis Pharmaceutical Corporation (SEC File No. 001-14471) on February 28, 2012).

99.2	Unaudited Consolidated Financial Statements and Related Notes of Medicis Pharmaceutical Corporation for the Three and Nine Months Ended September 30, 2012 and 2011 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed by Medicis Pharmaceutical Corporation (SEC File No. 001-14471) on November 9, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

Date: December 14, 2012	By:	/s/ Robert Chai-Onn
	Name:	Robert Chai-Onn
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Corporate Business Development

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 2, 2012, among Medicis Pharmaceutical Corporation, Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International and Merlin Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K (File No. 001-14956) filed on September 4, 2012).

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Historical Consolidated Financial Statements and Related Notes of Medicis Pharmaceutical Corporation (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2011 filed by Medicis Pharmaceutical Corporation (SEC File No. 001-14471) on February 28, 2012).

99.2	Unaudited Consolidated Financial Statements and Related Notes of Medicis Pharmaceutical Corporation for the Three and Nine Months Ended September 30, 2012 and 2011 (incorporated by reference to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 filed by Medicis Pharmaceutical Corporation (SEC File No. 001-14471) on November 9, 2012).